EQUITY INVESTMENT AGREEMENT


     EQUITY INVESTMENT AGREEMENT (this "Agreement"), dated as of January 15, 1999, between Miravant Medical Technologies, a Delaware corporation (the "Company"), Pharmacia & Upjohn, Inc., a Delaware corporation (the "Purchaser"), and Pharmacia & Upjohn, S.p.A., an Italian corporation.

                              W I T N E S S E T H :


     WHEREAS, the Company and Affiliates of the Purchaser are parties to the Restated and Amended Development and License Agreement, dated June 8, 1998, between Pharmacia & Upjohn S.p.A. and the Company (the "Oncology License Agreement"), and the Amended and Restated Ophthalmology Development and License Agreement, dated June 8, 1998, between Pharmacia & Upjohn AB and the Company (the "Ophthalmology License Agreement" and, together with the Oncology License Agreement, the "License Agreements"), and the parties desire to amend such License Agreements in certain respects, as contemplated herein; and

     WHEREAS, certain subsidiaries of the Purchaser are the record owners of shares of Common Stock (as hereinafter defined), and the Purchaser wishes to acquire additional shares of Common Stock, all on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, the parties agree as follows:


                                    ARTICLE I

                                   Definitions



     Section I.1. Terms Generally. The definitions ascribed to terms in this Agreement apply equally to both the singular and plural forms of such terms. Whenever the context may require, any pronoun shall be deemed to include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be interpreted as if followed by the phrase "without limitation". All references herein to the Preamble, Recitals, Articles, Sections and Schedules shall be deemed references to the Preamble and Recitals, Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require. The headings and captions herein shall not be given effect in interpreting or construing the provisions of this Agreement. Except as otherwise expressly provided herein, all references to "dollars" or "$" shall be deemed references to the lawful money of the United States of America.

     Section I.2. Definitions. The following terms have the meanings ascribed to them below:

     "Act" has the meaning assigned to such term in Section 6.03.

     "Affiliate" means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person.

     "Agreement" has the meaning assigned to such term in the preamble hereto.

     "Amending  Agreement"  has the meaning  assigned to such term  specified in
Section 7.01.

     "Associate" has the meaning ascribed to such term in Rule 12b-2 under the 1934 Act.

     "Audited  Financial  Statements"  has the meaning  assigned to such term in
Section 4.10.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in The City of New York or in Los Angeles, California, are authorized by law to close.

     "Certificate   of   Incorporation"   means  the  Restated   Certificate  of
Incorporation of the Company as in effect on the Closing Date.

     "Closing" has the meaning assigned to such term in Section 3.02.

     "Closing Date" has the meaning assigned to such term in Section 3.02.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock, $.01 par value, of the Company.

     "Company" has the meaning assigned to such term in the Preamble.

     "Control," "controlled by" or "under common control with" means direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided that control shall be conclusively presumed when any Person directly or indirectly owns a majority of the securities having ordinary voting power for the election of a majority of the directors of a corporation.

     "Credit Agreement" has the meaning assigned to such term in Section 7.01.

     "Disclosure Package" has the meaning assigned to such term in Section 4.09(a).

     "Employee Benefit Plan" has the meaning assigned to such term in Section 4.18.

     "Environmental Law" has the meaning assigned to such term in Section 4.22.

     "Environmental Property" has the meaning assigned to such term in Section 4.22.

     "FDA" has the meaning assigned to such term in Section 4.24.

     "Hazardous  Materials"  has the  meaning  assigned  to such term in Section
4.22.

     "Intellectual  Property  Rights" has the  meaning  assigned to such term in
Section 4.14.

     "License Agreements" has the meaning assigned to such term in the first Recital.

     "Licenses and Permits" means all governmental and private permits, licenses, certificates of occupancy, franchises and authorizations required to conduct the business of the Company and its Subsidiaries with operations and products substantially the same as those of the Company immediately prior to the consummation of the transaction contemplated hereby or as now contemplated.

     "Loss" means any loss, claim, damages, or liability.

     "Oncology License Agreement" has the meaning assigned to such term in the first Recital.

     "Ophthalmology License Agreement" has the meaning assigned to such term in the first Recital.

     "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Product  Intellectual  Property" has the meaning  assigned to such term in
Section 4.13.

     "Purchase Price" has the meaning assigned to such term in Section 3.01.

     "Purchaser" has the meaning assigned to such term in the Preamble.

     "Registration  Rights  Agreement" has the meaning  assigned to such term in
Section 7.01.

     "Securities" has the meaning assigned to such term in Section 3.01.

     "Security Agreement" has the meaning specified in Section 7.01.

     "Subsidiary" means any corporation, association or other business entity of which more than 50% of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof.

     "Warrant Agreement" has the meaning assigned to such term in Section 7.01.

     "1933 Act" means the Securities Act of 1933, as amended and as it may be amended from time to time, including the rules and regulations thereunder.

     "1934 Act" means the Securities Exchange Act of 1934, as amended and as it may be amended from time to time, including the rules and regulations thereunder.


                                   ARTICLE II

                      Amendments to the License Agreements

     Section II.1. Amendment to the Oncology License Agreement. The Oncology License Agreement is hereby amended ab initio, effective as of the Closing Date, to delete therefrom Section 3.04 thereof in its entirety.

     Section II.2. Amendment to Ophthalmology License Agreement. When executed and delivered as contemplated hereby, the Amending Agreement will amend the Ophthalmology License Agreement in certain respects, all as set forth in the Amending Agreement.


                                   ARTICLE III

                                Equity Investment

     Section III.1. Issuance, Sale and Delivery of the Securities. The Company hereby agrees, subject to the prior satisfaction or waiver in writing by the Company of the conditions specified in Section 7.02, to issue and sell to the Purchaser, and the Purchaser hereby agrees, subject to the prior satisfaction or waiver in writing by the Purchaser of the conditions specified in Section 7.01, to purchase from the Company, 1,136,533 shares of Common Stock (the
"Securities") for an aggregate purchase price equal to $19,000,000 (the "Purchase Price").


     Section III.2. Closing. The consummation of the stock purchase transaction contemplated by Section 3.01 shall take place at Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, at 10:00 a.m., New York time, on the fifth day following the satisfaction or waiver by the Purchaser in writing of the last to be satisfied or so waived of the conditions set forth in Article VII, or at such other location, date and time as may be agreed upon between the Purchaser and the Company (such consummation being called the "Closing" and such date and time being called the "Closing Date"). At the Closing, (a) the Company shall deliver, issue and sell to the Purchaser a stock certificate or certificates in the name of the Purchaser or any Affiliate of the Purchaser designated to the Company by the Purchaser, representing the Securities, and (b) the Purchaser shall pay the Purchase Price by wire transfer or certified or bank cashier's check in same day funds.


                                   ARTICLE IV

                  Representations and Warranties of the Company

     The Company hereby makes the following representations and warranties which shall survive the execution and delivery of this Agreement and the issuance, delivery and sale of the Securities pursuant hereto:

     Section IV.1. Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business in California. Neither the Company nor any of its stockholders has adopted or taken any action in contemplation of any plan of liquidation or dissolution of the Company. The Company has provided the Purchaser with true, complete and correct copies of the Certificate of Incorporation and Bylaws of the Company as in effect on the date hereof.

     Section IV.2. Corporate Power of the Company. The Company has the requisite corporate power and authority to execute, deliver and carry out this Agreement and all other instruments, documents and agreements contemplated or required by the provisions of this Agreement to be executed, delivered or carried out by the Company. The Company has all requisite corporate power and authority under the laws of the jurisdiction of its incorporation to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted. The Board of Directors and stockholders of the Company have taken all necessary corporate action to approve this Agreement and to authorize the execution, delivery and performance of this Agreement by the Company, the issuance by the Company of the Securities and the consummation of the transactions contemplated hereby. This Agreement has been duly properly executed and delivered by the Company and constitutes the legally valid and binding obligation of the Company enforceable against it in accordance with its terms.

     Section IV.3. No Conflict.  Except as set forth in Schedule  4.03,  none of
(a) the approval by the Board of Directors and stockholders of the Company of this Agreement, (b) the execution or the delivery by the Company of this Agreement or the performance by the Company of its obligations hereunder or the consummation of the transactions contemplated hereby or (c) the issuance by the Company of the Securities will (A) conflict with or result in any violation or constitute a default under the Certificate of Incorporation or Bylaws of the Company or any agreement, mortgage, indenture, franchise, license, permit, authorization, lease or other instrument, or any judgment, decree, order, law or regulation by which the Company or any of its properties or assets is bound, or
(B) result in the creation or imposition of any lien, security interest, charge, encumbrance, restriction or claim of any nature upon, or give to others any interest or right, including any right of termination or cancellation, in or with respect to, or otherwise adversely affect, any property, asset or business of the Company, or (C) require the Company to obtain or make any consent, authorization, approval, registration, declaration or filing under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court or any governmental agency, board, bureau, body, department or authority of any United States or foreign jurisdiction, except those which have been completed at the date of this Agreement, or (D) conflict with any other restriction of any kind or character to which the Company is subject or to which any of its properties is bound.

     Section IV.4. Subsidiaries. The Company has three Subsidiaries, Miravant Cardiovascular, Inc., a Delaware corporation, Miravant Pharmaceuticals, Inc., a Delaware corporation, and Miravant Systems, Inc., a California corporation. Each Subsidiary is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. All of the outstanding capital stock of the Company's Subsidiaries is validly issued, fully paid and nonassessable and owned by the Company free and clear of any lien, pledge or other encumbrance. Other than the three Subsidiaries, the Company does not own any securities or other ownership interests in any other Person which would entitle the Company to control such Person.

                          Section IV.5. Capitalization.

     (a) Authorized Shares. The authorized capital of the Company consists of 50,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, of which 500,000 shares have been designated Series A Preferred Stock. The Company holds no shares of its capital stock in its treasury. Except as set forth in
Schedule 4.05(a) and except as disclosed in the Disclosure Package, no Person has any agreement, subscription, option or warrant or any other right or commitment entitling such Person to acquire from the Company any shares of the Company's capital stock or any other securities or other instruments convertible into or exchangeable for any such shares.

     (b) Outstanding Shares. At the Closing, no more than 17,200,000 shares of capital stock of the Company will be issued and outstanding. All of the Securities when issued, sold and delivered in accordance with the terms hereof and for the consideration expressed herein, will have been duly authorized and validly issued, fully paid and non-assessable and free of any liens or encumbrances. The issuance of the Securities will not violate any preemptive or other rights and will be in compliance with applicable federal and state securities laws and regulations. The Company has no obligations or agreements concerning the repurchase of any of the shares of its outstanding capital stock.

     Section IV.6. Corporate Record Keeping. The corporate record and stock transfer books of the Company and each of its Subsidiaries are complete, accurate and up-to-date with all necessary signatures and set forth all meetings and actions taken by the respective incorporators, stockholders and directors of each such party.

     Section IV.7. Compliance With Laws. The Company and each of its Subsidiaries is in compliance in all material respects with all federal, state, local and foreign statutes, laws, ordinances, regulations, rules, judgments, orders and decrees applicable to it or its respective assets, properties, business or operations.

     Section IV.8. Licenses and Permits. The Company is not aware of any fact which has not been disclosed to the Purchaser which could adversely affect the ability of the Company to obtain or maintain the Licenses and Permits (or any consent required to be obtained with respect thereto as a result of the transactions contemplated hereby) after consummation of the transactions contemplated hereby on the same terms as such Licenses and Permits were held by the Company immediately prior to the consummation of the transactions contemplated hereby.

                            Section IV.9. Disclosure.

     (a) The Company has delivered to the Purchaser copies of the filings made by the Company with the Commission since December 31, 1995 and prior to the date hereof and the press releases issued by the Company since September 30, 1998 and prior to the date hereof (such filings and press releases collectively, the "Disclosure Package").

     (b) To the Company's knowledge, none of such statements, forms or reports (including, without limitation, any financial statements, exhibits and schedules included therein and documents incorporated therein by reference), as amended or supplemented, if applicable, at the time filed, declared effective or mailed, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) This Agreement and all of the Schedules delivered to the Purchaser in connection herewith, when read together with the Disclosure Package, do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact of which the Company is aware that has not disclosed in writing to the Purchaser that in the opinion or belief of the Company materially and adversely affects, or so far as the Company can now reasonably foresee will materially and adversely affect, the properties, business or condition (financial or otherwise) of the Company or any Subsidiary.

     Section IV.10. Financial Statements. The Company has furnished to the Purchaser a true and complete copy of its audited consolidated balance sheet as of December 31, 1997 and an audited consolidated statement of income and retained earnings for the year then ended (the "Audited Financial Statements"). Except as disclosed in the Disclosure Package, the Audited Financial Statements have been prepared in accordance with generally accepted accounting principles on a basis consistent with prior periods and fairly present the financial condition and results of operations and changes in the financial condition of the Company and the Subsidiaries as of the dates thereof, and for the periods indicated, subject to all normal adjustments. For purposes of this Agreement, all references to "Audited Financial Statements" include any notes to such statements.

     Section IV.11. Litigation. There is no material suit, action, arbitration or legal, administrative or other proceeding or pending investigation to which the Company or any Subsidiary is a party or, to the Company's knowledge, is threatened against the Company, or any of its Subsidiaries or their businesses, assets or financial condition. Except as set forth in Schedule 4.11, the Company has no knowledge of any governmental investigation against the Company or its Subsidiaries, other than routine government contract audits. To the best of the Company's knowledge, neither the Company nor any of its Subsidiaries is in violation or infringement of any intellectual property right, or registrations or applications therefor, of any other person.

     Section IV.12. Conflict of Interest. Except as disclosed in the Disclosure Package, all purchasing transactions relating to the Company and its Subsidiaries have been at market prices since inception. No officer or director of the Company or any Affiliate of any such person has or within the last year has had, either directly or indirectly:

     (a) an equity or debt interest in any corporation, partnership, joint venture, association, organization or other Person which furnishes or sells or during such period furnished or sold services or products to the Company or the Subsidiaries, or purchases or during such period purchased from the Company or the Subsidiaries any goods or services, or otherwise does or during such period did business with the Company or the Subsidiaries; or

     (b) a beneficial interest in any contract, commitment or agreement to which the Company or the Subsidiaries is or was a party or under which it was obligated or bound or to which its properties may be or may have been subject, other than stock options and other contracts, commitments or agreements between the Company or the Subsidiaries and such persons in their capacities as employees, independent contractors, officers or directors of the Company or the Subsidiaries.

     Section IV.13. License Agreements and Product Intellectual Property. The representations and warranties made by the Company in the License Agreements are true and correct. The Company has no actual knowledge of any suit, claims or proceedings pending or threatened with respect to the rights in the intellectual property owned by or licensed to the Company (the "Product Intellectual Property"). To the Company's knowledge, there are no commitments or contractual obligations of which the Company is a party which would prohibit the Company from entering into this Agreement or performing its obligations hereunder or which would affect the Company's ability to amend with the Purchaser the licenses for the Product Intellectual Property provided for in the License Agreements.

                  Section IV.14.  Intellectual Property Rights.

     (a) To the Company's  knowledge  and except as disclosed in the  Disclosure
Package: the Company and its Subsidiaries have good and marketable title to and own their inventions, licenses, patents, trade secrets or other proprietary know-how (the "Intellectual Property Rights") free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's or its Subsidiaries' ownership or use of the Intellectual Property Rights or materially detract from the value thereof; no proceedings have been instituted or are pending which challenge the Company's or its Subsidiaries' rights to the Intellectual Property Rights or the validity thereof; all material rights or inventions conceived by any employee or consultant of the Company or its Subsidiaries during the scope of their services for the Company or its Subsidiaries have been disclosed and effectively assigned to the Company or its Subsidiaries; and with respect to the Intellectual Property Rights licensed by the Company and its Subsidiaries, such licenses are in full force and effect, the Company and its Subsidiaries are in compliance with the terms and provisions thereof, and no event has occurred which, with notice or lapse of time or both, would constitute a breach or violation thereof which could have a material adverse effect on the financial condition, business or properties of the Company and its Subsidiaries taken as a whole, and the Company and its Subsidiaries hold a valid license free of any liens, claims or encumbrances which do not and will not, individually or in the aggregate, have a material adverse effect on the financial condition, business or properties of the Company and its Subsidiaries taken as a whole.

     (b) To the Company's knowledge, the Company and its Subsidiaries have the right and authority to use the Intellectual Property Rights in connection with the conduct of the business of the Company and its Subsidiaries in the manner and to the extent such business is presently conducted and as it is proposed to be conducted, and the Company and its Subsidiaries have not been notified of any claim that such use conflicts with, infringes upon or violates any rights of any other Person, except to the extent that such conflict, infringement or violation does not and will not, individually or in the aggregate, have a material adverse effect.

     Section IV.15. Material Contracts. Except as set forth on Schedule 4.15 and except as disclosed in the Disclosure Package, there are no material agreements, undertakings, instruments, contracts or proposed transactions to which the Company or any of the Subsidiaries is a party or by which it is bound which involve an option, license or agreement of any kind with respect to the Intellectual Property Rights of the Company or its Subsidiaries, or the prohibition or limitation of the Company's or any of its Subsidiaries' ability to engage in their respective businesses or any other business or to compete with any Person.

     Section  IV.16.  No  Undisclosed  Liabilities.  Except as  disclosed in the
Disclosure Package, there are no liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise, and whether due or to become due (including, without limitation, any liability for taxes and interest, penalties and other charges payable with respect to any such liability or obligations) which individually or in the aggregate are material to the condition (financial or otherwise) of the Company, or prospects of the Company, which are not disclosed in the Audited Financial Statements, or incurred in the ordinary course of business subsequent to the latest of the Audited Financial Statements.

                Section IV.17. Changes. Except as disclosed in the Disclosure Package and except as set forth in Schedule 4.17 or disclosed elsewhere in this Agreement, since December 31, 1997, except as filed with the Commission, or disclosed elsewhere in this Agreement there has not been:

                  (a) any material change in the assets, liabilities (contingent or otherwise), obligations, condition (financial or otherwise) or operating results of the Company or any of the Subsidiaries, except operating losses and changes in the ordinary course of business from that reflected in the Audited Financial Statements or subsequent financial statements filed with the Commission;

                  (b) any material waiver by the Company and its Subsidiaries of a valuable right which is material to the Company's and its Subsidiaries' business or of a material debt owed to it;

                  (c) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company and its Subsidiaries, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results, prospects or business of the Company and its Subsidiaries (as such business is presently conducted and as it is planned to be conducted);

                  (d) any material change or amendment to a material contract or arrangement by which the Company and its Subsidiaries or any of its assets or properties is bound or subject; or

                  (e) any other material adverse change in the business or prospects of the Company and its Subsidiaries (as such business is presently conducted or planned to be conducted).

               Section  IV.18.   Employee   Benefit   Plans.   No  prohibited
transaction (as defined under Section 4975 of the Internal Revenue Code of 1986, as amended) has occurred. The Company has received a favorable determination of qualification from the Internal Revenue Service for each employee benefit plan (as defined in Section 3(3) of ERISA)("Employee Benefit Plan") in which employees of the Company or the Subsidiaries participate. The financial statements of the Company accurately reflect all liabilities owed by the Company to past and present employees or their beneficiaries arising out of such employees' employment with the Company pursuant to such Employee Benefit Plans. All amounts required under the terms of any Employee Benefit Plan to have been paid or accrued as contributions to such Employee Benefit Plan by the Company as of the last day of the most recent fiscal year of such Plan ended on or before the date of this Agreement have been paid or accrued.

                  Section IV.19. Employee Relations. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, sought to represent any of the employees, representatives or agents of the Company or any of its Subsidiaries. There is no strike or other labor dispute involving the Company or any of its Subsidiaries pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, prospects or business (as now conducted or as proposed to be conducted) of the Company, nor is the Company aware of any labor organization activity involving its or its Subsidiaries' employees. The Company is not aware that any officer or key employee intends to terminate his or her employment with the Company or any of its Subsidiaries, nor does the Company intend to terminate the employment of any such person. The Company believes its relations with its employees are satisfactory.

                  Section IV.20. Taxes. All required foreign, federal, state and local tax returns, notices and reports of the Company and its Subsidiaries have been accurately prepared and duly and timely filed, and all foreign, federal, state, local and other taxes required to be paid with respect to the periods covered by such returns have been paid, except such returns and taxes with respect to which the failure to pay or file would not have a material adverse effect. The Company has never had any tax deficiency proposed or assessed against it which would have a material adverse effect, has not executed any waiver or extension of any statute of limitations on the assessment or collection of any taxes which would have a material adverse effect and none of the Company's federal or state tax returns has ever been audited by governmental authorities. No tax audit, action, suit, proceeding, investigation, examination or claim is now pending or, to the Company's knowledge, threatened against the Company, and no issue or question has been communicated to the Company (and is currently pending) by any taxing authority in connection with any of the Company's tax returns or reports.

     Section IV.21. Use of Proceeds. The proceeds of the sale of the Securities to the Purchaser hereunder shall be used by the Company for working capital and other general corporate purposes.

     Section IV.22. Environmental Matters. To the Company's best knowledge after reasonable inquiry:

                  (a) all assets and property currently or previously owned, leased, operated or used by the Company or any of the Subsidiaries in connection with their businesses ("Environmental Property"), all current and previous conditions on and uses of the Environmental Property and all current and previous ownership and operations of the Environmental Property and the Company and the Subsidiaries (including, without limitation, transportation and disposal of Hazardous Materials by or for the Company or the Subsidiaries) comply, have at all times complied, and will comply with, and do not cause, and have not caused, liability to be incurred by the Company or the Subsidiaries under any current or past federal or state law relating to the protection of health or the environment, including, without limitation, the common law, including the law of nuisance and strict liability ("Environmental Law") except where non-compliance has had and will have no material adverse effect; and neither the Company nor any of the Subsidiaries is in violation of and has not violated any Environmental Law which violation has had or will have a material adverse effect;

                  (b) the Company has properly obtained and is in compliance with all necessary permits, registrations, approvals and licenses, and has properly made all filings with and submissions to any government or other authority, required by any Environmental Law the failure of which to obtain, comply with or make would have a material adverse effect. No deficiencies have been asserted by any such government or authority with respect to such items which deficiencies have had or will have a material adverse effect; and

                (c) there has been no spill, discharge, leak, leaching, emission, migration, injection, disposal, escape, dumping or release of any kind on, beneath, above or into the Environmental Property or into the environment surrounding the Environmental Property of any (i) pollutants or contaminants, other than automobile emissions, (ii) hazardous, toxic, infectious or radioactive substances, chemicals, materials or wastes (including, without limitation, those defined as hazardous under any Environmental Law), (iii) petroleum including crude oil or any derivative or fraction thereof, (iv) asbestos fibers, other than contained in automobile brake linings or (v) solid wastes ((i)-(v) collectively, "Hazardous Materials") which have had or will have a material adverse effect.

                  Section IV.23. Registration Rights; Voting Trust Agreements. Except as described in the Disclosure Package, the Company is not a party to any contract or commitment which requires the Company to register (now or in the future, whether contingent or not) under the 1933 Act any of its capital stock. The Company is not a party to, nor aware of, any stockholder agreements, voting trusts, proxies or other agreements or understandings with respect to the voting of any of the capital stock of the Company.

                  Section IV.24. FDA Matters. Except as disclosed to the Purchaser in writing, there are no applications or other proceedings presently pending before the United States Food and Drug Administration (the "FDA"). The FDA has not delivered a letter of non-approval or threatened to deliver such a letter with respect to any product manufactured, marketed, licensed or developed by the Company or any Subsidiary, or any product which the Company or its Subsidiaries intend to manufacture, market, license or develop.

     Section IV.25. Warranties and Representations. All of the foregoing representations and warranties will survive for a period of one year from the Closing Date.


                                    ARTICLE V

                                    Covenants

                  The Company covenants and agrees that so long as the Purchaser and its Affiliates own more than 5% of the outstanding shares of Common Stock of the Company, unless the Purchaser shall otherwise consent in writing, it will:

     Section V.1. Financial Information. Furnish or cause to be furnished to the Purchaser the following financial statements and information, which shall be prepared on a substantially consistent basis:

                (a) As soon as available but in any event within 100 days after the close of each fiscal year of the Company, audited consolidated balance sheets of the Company and of each of its Subsidiaries as of the close of such fiscal year, and audited consolidated statements of income, stockholders' equity and cash flow of the Company and each of its Subsidiaries for such fiscal year, prepared in accordance with generally accepted accounting principles, setting forth, in the case of each consolidated balance sheet and consolidated statement, in comparative form, corresponding figures for the preceding fiscal year, together with copies of the reports and certificates relating thereto, including an opinion of Ernst & Young LLP or other independent certified public accountants of recognized national standing selected by the Company. The Company and the Purchaser agree that so long as the Company is subject to the reporting obligations of Section 13 of the 1934 Act pursuant to Section 12(b) or 12(g) of the 1934 Act, the Company's Annual Report on Form 10-K shall satisfy the requirements of this Section 5.01(a).

                  (b) As soon as available but in any event within 60 days after the end of each fiscal quarter of the Company (i) a consolidated balance sheet of the Company and its Subsidiaries as of the last day of such fiscal quarter and consolidated statements of income and cash flow of the Company and each of its Subsidiaries for such quarter and for the period from the beginning of the then current fiscal year to the end of such quarter, setting forth in comparative form corresponding figures for the same quarter and period in the preceding fiscal year and for the same quarter and period in the current year and (ii) a consolidating balance sheet for the Company and each of its Subsidiaries as of the close of such quarter and consolidating statements of earnings and cash flow for the Company and each of its Subsidiaries for such quarter and for the period from the beginning of the then current fiscal year to the end of such quarter, each balance sheet and statement of earnings and cash flow referred to in this Section to be certified by the principal financial officer of the Company, provided that any such certificate may state that the accompanying balance sheet and statements are subject to normal year-end adjustments based on year-end audit. The Company and the Purchaser agree that so long as the Company is subject to the reporting obligations of Section 13 of the 1934 Act pursuant to Section 12(b) or 12(g) of the 1934 Act, the Company's Quarterly Report on Form 10-Q shall satisfy the requirements of this Section 5.01(b).

                (c) From time to time, with reasonable promptness, such additional financial statements and information with respect to the financial condition of the Company and of its Subsidiaries as the Purchaser may reasonably request, including, without limitation and without further request, any financial statements or reports (including comment letters to management) furnished to the Company or any Subsidiary by its independent certified public accountants, any and all registration statements, proxy statements and periodic reports filed by the Company or any Subsidiary with the Commission pursuant to the 1933 Act or the 1934 Act, and all material press releases issued by or on behalf of the Company or any Subsidiary.

                  Section V.2. Access to Information. Provide such information concerning the operations of the Company and its Subsidiaries as the Purchaser may from time to time reasonably request in writing, and upon reasonable advance notice permit representatives of the Purchaser full and free access during normal business hours to the properties, books and records of the Company and its Subsidiaries; provided that the Company shall not be required to disclose any confidential information or information held as a trade secret, and to discuss the affairs, accounts and finances of the Company or any of its Subsidiaries with the financial and management personnel of the Company and its Subsidiaries and with their independent certified public accountants.

                  Section V.3. Board of Directors' Meetings. The Purchaser shall receive notices of any and all Board of Directors' meetings in accordance with the Bylaws of the Company and shall be entitled to attend, as an observer, all such Board of Directors' meetings. In addition, the Company will provide the Purchaser with copies of any written consents of the Board of Directors at the time they are signed by the Board of Directors.

                  Section V.4. Rule 144. The Company agrees to make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 promulgated under the 1933 Act, at all times following the date of the Company's initial public offering, and to file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act, at any time that it is subject to such reporting requirements.


                                 ARTICLE VI

           Representations, Warranties and Covenants of the Purchaser;
                             Transfer of Securities

     Section VI.1. Representations of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

                  (a) The Purchaser is a corporation organized under the laws of Delaware having its principal place of business in Bridgewater, New Jersey.

                  (b) The Purchaser has the requisite corporate power and authority to execute, deliver and carry out this Agreement and all other instruments, documents and agreements contemplated or required by the provisions of this Agreement to be executed, delivered or carried out by the Purchaser. This Agreement constitutes the legally valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

                  (c) The Purchaser is an "accredited investor" within the meaning of Regulation D under the 1933 Act, and is acquiring the Securities for investment for its own account, and not with a view to distribution subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Securities. The Purchaser is aware that it may be required to bear the economic risk of an investment in the Securities for an indefinite period, and it is able to bear such risk for an indefinite period. The Purchaser acknowledges (a) that the Securities being acquired by it are not being registered under the 1933 Act on the grounds that the issuance of such securities is exempt from registration under Section 4(2) of the 1933 Act as not involving any public offering, and (b) that the Company's reliance on such exemption is predicated in part on the representations made to the Company by the Purchaser in this Section 6.01.

     Section VI.2. Transfer of Securities. The Purchaser will not sell, assign or transfer all or any part of the Securities acquired by it except as follows:

                 (a) The Securities or any part thereof or interest therein may be assigned or transferred to an Affiliate of the Purchaser for its own account or in connection with a sale of the Purchaser or its portfolio assets; provided that such assignment or transfer is made in compliance with applicable securities laws.

                  (b) The Securities or any part thereof or interest therein may be assigned or transferred if such transfer is determined by the Purchaser and its counsel, which may be in-house counsel to the Purchaser, to be necessary in order to comply with applicable laws, rules or regulations; provided that such assignment or transfer is made in compliance with applicable securities laws.

                  (c) The Securities or any part thereof or interest therein may be assigned or transferred to any other Person or Persons; provided that the Purchaser shall have furnished to the Company, if reasonably requested to do so, either (i) an opinion, reasonably satisfactory to counsel for the Company, of counsel skilled in securities matters (selected by the Purchaser and reasonably satisfactory to the Company, it being understood and agreed that Sullivan & Cromwell is and will be reasonably satisfactory to the Company) to the effect that the proposed sale or transfer may be made without registration under the 1933 Act, or (ii) an interpretive letter from the Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the 1933 Act, in either case accompanied by evidence reasonably satisfactory to the Company that such transfer will be in compliance with applicable state securities ("blue sky") laws; provided, however, that the foregoing proviso shall not apply with respect to any transfer pursuant to an effective registration statement under the 1933 Act.

                  Upon the assignment or transfer by the Purchaser of all or any part of the Securities or its interest therein pursuant to paragraphs (a), (b) or (c) above, the term "the Purchaser", as used herein, shall thereafter include, to the extent of the interest so assigned or transferred, the assignee or transferee of such interest provided, however, that the foregoing shall not apply with respect to any transfer pursuant to an effective registration statement under the 1933 Act.

                Section  VI.3.  Private  Placement;   Legends.  The  Purchaser
acknowledges and agrees that the Securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S) unless the Securities are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available. Each certificate evidencing any Securities shall bear a legend in substantially the following form:

         The securities represented by this certificate are subject to an Equity Investment Agreement, dated January 15, 1999, a copy of which is on file at the principal office of the Company and will be furnished to the holder on request to the Secretary of the Company. Such Equity Investment Agreement provides, among other things, for certain restrictions on sale, transfer, pledge, hypotheca-tion or other disposition of the securities evidenced by this certificate.

                  In addition, unless counsel to the Company shall have advised the Company that such legend is no longer needed, each certificate evidencing the Securities shall bear a legend in substantially the following form:

         The securities represented by this certificate have not been registered pursuant to the Securities Act of 1933, as amended (the "Act"), or any state securities law, and such securities may not be sold, transferred or otherwise disposed of unless the same are registered and qualified in accordance with the Act and any applicable state securities laws, or in the opinion of counsel reasonably satisfactory to the Company such registration and qualification are not required.


                  The Purchaser shall have the right to request that the Company remove such legends if the conditions of Rule 144 of the 1933 Act have been satisfied with respect to the Securities evidenced by such certificate, or if such Securities are otherwise registered in accordance with the 1933 Act or another exemption from such registration is available, and the Company shall fully cooperate with the Purchaser if any of the foregoing conditions are satisfied; provided in each case other than registration under the 1933 Act that the Purchaser shall have furnished to the Company, if reasonably requested to do so, an opinion or interpretive letter and such other evidence as is referenced in Section 6.02(c) for a transfer of such Securities.


                                   ARTICLE VII

                              Conditions to Closing

                  Section VII.1. Conditions to the Purchaser's Obligations. The obligation of the Purchaser to purchase the Securities is subject to the prior satisfaction, or waiver in writing by the Purchaser, of all of the following conditions:

                  (a)  The   representations   and  warranties  of  the  Company
contained in Article IV shall be true in all material respects as of the Closing Date as though made at and as of the Closing Date.

                  (b)  The  Company  shall  have  performed,   in  all  material
respects, all covenants, agreements and obligations required to be performed by it on or prior to the Closing Date pursuant to this Agreement.

                  (c) A Credit Agreement in the form attached hereto as Exhibit A (the "Credit Agreement"), a Warrant Agreement in the form attached hereto as Exhibit B (the "Warrant Agreement"), a Security Agreement in the form attached hereto as Exhibit C (the "Security Agreement"), a Registration Rights Agreement in the form attached hereto as Exhibit D (the "Registration Rights Agreement") and an Amended and Restated Ophthalmology Development & License Agreement in the form attached hereto as Exhibit E (the "Amending Agreement") shall have been duly executed and delivered by the parties thereto.

                  (d) The Purchaser shall have received the opinion of Nida & Maloney PC in the form attached hereto as Exhibit F.

                  (e) On or prior to the Closing Date, the Company shall tender to the Purchaser certificate(s) representing the Securities.

                (f) The Company and the Purchaser shall have obtained all necessary authorizations, consents or approvals or other orders or actions necessary or appropriate for the consummation of the transactions contemplated by this Agreement, and the Company and the Purchaser shall have made all necessary filings with any court, administrative agency, or other governmental or regulatory body or authority required for the execution and delivery by the Company and the Purchaser of this Agreement or the Company's and the Purchaser's consummation of the transactions contemplated hereby.

                  (g) No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened which may restrain, prohibit or invalidate any of the transactions contemplated by this Agreement.

                  (h) The waiting period (including any extension thereof) applicable to the Purchaser's acquisition of the Securities pursuant to this Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, and the Purchaser shall have received evidence thereof satisfactory to the Purchaser.

                  Section VII.2. Conditions to the Company's Obligations. The obligation of the Company to issue, deliver and sell the Securities is subject to the prior satisfaction or waiver in writing by the Company of all of the following conditions:

                  (a) The representations and warranties of the Purchaser contained in Section 6.01 shall be true in all material respects as of the Closing Date as though made at and as of the Closing Date.

                  (b) The Purchaser shall have performed, in all material respects, all covenants, agreements and obligations required to be performed by it on or prior to the Closing Date pursuant to this Agreement.

                  (c)  The  Credit  Agreement,   Warrant   Agreement,   Security
Agreement, Registration Rights Agreement and Amending Agreement shall have been duly executed and delivered by the parties thereto.

                  (d) On the Closing Date, the Purchaser shall tender to the Company the Purchase Price.

                  (e) The Company and the Purchaser shall have obtained all necessary authorizations, consents or approvals or other orders or actions necessary or appropriate for the consummation of the transactions contemplated by this Agreement, and the Company and the Purchaser shall have made all necessary filings with any court, administrative agency, or other governmental or regulatory body or authority required for the execution and delivery by the Company and the Purchaser of this Agreement or the Company's and the Purchaser's consummation of the transactions contemplated hereby.

                  (f) No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened which may restrain, prohibit or invalidate any of the transactions contemplated by this Agreement.

                  (g) The waiting period (including any extension thereof) applicable to the Purchaser's acquisition of the Securities pursuant to this Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, and the Company shall have received evidence thereof satisfactory to the Company.


                                  ARTICLE VIII

                                    Indemnity

                  Section VIII.1. General. The Company shall indemnify, defend and save harmless the Purchaser from, against, for and in respect of any Loss which arises out of or relates to (i) a state of facts as a result of which any representation made by the Company in Article IV hereof or in any document delivered pursuant to this Agreement is untrue, inaccurate or misleading in any respect as of the date hereof, or (ii) the breach of any warranty made by the Company in Article IV hereof, or (iii) the failure of the Company to comply with, perform or observe any other term, provision or condition contained in this Agreement or in any document delivered pursuant to this Agreement; and any reasonable expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder, including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees, and fees and disbursements of legal counsel, investigators, expert witnesses, accountants and other professionals in connection therewith.

                 Section VIII.2. Cooperation. Each of the parties hereto agrees to render to the other parties such assistance as they may reasonably require and to cooperate in good faith with the other parties in order to ensure the proper and adequate defense of any claim, action, suit or proceeding brought by any third party.

                  Section VIII.3. Remedies Cumulative. The remedies of the parties provided for in this Article VIII shall be cumulative, shall not preclude the assertion by any party of any other rights such party may have under this Agreement, applicable law or otherwise (including rescission) and shall survive redemption or repurchase of the Securities.


                                   ARTICLE IX

                           Effectiveness of Agreement

                  Section IX.1. General. Except as otherwise provided herein, the provisions of this Agreement shall continue in full force and effect for the benefit of the holders of the Securities so long as any shares of the Securities are held by the Purchaser or its Affiliates. The representations and warranties made herein or in connection herewith shall survive the issuance, delivery and sale of the Securities.


                                    ARTICLE X

                        Lockup and Standstill Agreements

                  Section X.1. Lockup. Prior to the 180th calendar day following the Closing Date, the Purchaser shall not, and shall cause its Affiliates not to, sell, assign, transfer or otherwise dispose of any of the Securities, except that the Purchaser may transfer any of the Securities to any of its wholly owned subsidiaries.

                            Section X.2. Standstill.

                  (a) The Stock Purchase Agreement, dated as of July 1, 1995, between the Company and Pharmacia & Upjohn S.p.A. is hereby amended ab initio, effective as of the date thereof, to delete therefrom Section 5.5 thereof in its entirety.

                 (b) Prior to the earliest of (i) the occurrence of an Event of Default (as defined in the Credit Agreement), (ii) the commencement of a tender offer by any Person, other than Pharmacia & Upjohn, Inc. or any of its wholly owned subsidiaries, for shares of Common Stock, and (iii) July 1, 2000, unless specifically requested in advance by the Company's Board of Directors, neither the Purchaser nor any of the Purchasers' Affiliates will, and the Purchaser and its Affiliates will not assist or encourage others (including by providing financing) to, directly or indirectly, acquire or agree, offer, seek or propose to acquire ownership of any securities issued by the Company (including but not limited to beneficial ownership (as defined in Rule 13d-3 under the 1934 Act)) or enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing; provided that this Section
10.02(b) shall not prohibit (i) the acquisition by the Purchaser and its Affiliates of a number of shares of Common Stock which, taken together with the number of shares of Common Stock held by the Purchaser and its Affiliates as of the date of such acquisition, does not exceed 25% of the aggregate number of outstanding shares of Common Stock as of the date of this acquisition, (ii) the acquisition by the Purchaser or its Affiliates of shares of Common Stock pursuant to Section 2.03 of the Credit Agreement or upon exercise of any Warrants (as defined in the Credit Agreement), or (iii) the acquisition by the Purchaser or its Affiliates of promissory notes pursuant to the Credit Agreement or any other securities pursuant to the Credit Documents (as defined in the Credit Agreement).


                                   ARTICLE XI

                                  Miscellaneous

                  Section XI.1. APPLICABLE LAW. THIS AGREEMENT AND ALL RIGHTS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.


                  SECTION XI.2. WAIVER OF JURY. THE COMPANY AND THE PURCHASER EACH HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT AND ANY RIGHT ARISING HEREUNDER.

                  Section XI.3. Jurisdiction and Venue; Service of Process. (a) The Company and the Purchaser each hereby irrevocably submits to the non-exclusive jurisdiction of any state or federal court in the Borough of Manhattan, The City of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and any right arising hereunder, and to the laying of venue in the Borough of Manhattan, The City of New York. The Company and the Purchaser each hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection to the laying of the venue of any such suit, action or proceeding brought in the aforesaid courts and hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (b) The Company agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address set forth in Section 11.06 or at such other address of which the Purchaser shall have been notified pursuant thereto. The Company further agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                  (c) Each of the Company and the Purchaser waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 11.03 any special, exemplary, punitive or consequential damages.

                  Section XI.4.  Amendments and Waivers.

                  (a) Any provision of this Agreement may be amended, modified, supplemented or waived, but only by a written amendment or supplement, or written waiver, signed by the Company and the Purchaser.

                  (b) Except to the extent expressly set forth therein, any waiver shall be effective only in the specific instance and for the specific purpose for which such waiver is given.


                  Section XI.5. Cumulative Rights; No Waiver. Each and every right granted to the Purchaser or allowed the Purchaser by law or equity, shall be cumulative and not exclusive and may be exercised from time to time. No failure on the part of the Purchaser to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by the Purchaser of any right preclude any other or future exercise thereof or the exercise of any other right.

                  Section XI.6. Notices. Any communication, demand or notice to be given hereunder will be duly given when delivered in writing or by telecopy to a party at its address as indicated below or such other address as such party may specify in a notice to each other party hereto. A communication, demand or notice given pursuant to this Section 11.06 shall be addressed:

           If to the Company, to

                           Miravant Medical Technologies
                           7408 Hollister Avenue
                           Santa Barbara, California 93117

                           Telecopy:  (805) 685-6038

                           Attention:  Gary S. Kledzik

           with a copy (which, in and of itself, shall not constitute notice) to

                           Nida & Maloney PC
                           800 Anacapa Street
                           Santa Barbara, California 93101

                           Telecopy:         (805) 568-1955

                           Attention:  Joseph E. Nida

                  and


                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, California 94304

                           Telecopy:  (650) 493-6811

                           Attention:  John T. Sheridan

                  If to the Purchaser, to

                           Pharmacia & Upjohn, Inc.
                           95 Corporate Drive
                           Bridgewater, New Jersey 08807

                           Telecopy:  (908) 470-8047

                           Attention:  Treasurer

                  and

                           Pharmacia & Upjohn, Inc.
                           95 Corporate Drive
                           Bridgewater, New Jersey 08807

                           Telecopy:  (908) 306-4485

                           Attention:  Senior Vice President
                                              of Business Development

                  and

                           Pharmacia & Upjohn, Inc.
                           95 Corporate Drive
                           Bridgewater, New Jersey 08807

                           Telecopy:  (908) 306-4489

                           Attention:  General Counsel

       with a copy (which, in and of itself, shall not constitute notice) to

                           Sullivan & Cromwell
                           125 Broad Street
                           New York, New York 10004

                           Telecopy:        (212) 558-3588
                           Attention:       Neil T. Anderson,
                                             Matthew G. Hurd
                                             and Martin J. Travers

                  (b) Unless otherwise provided to the contrary herein, any notice which is required to be given in writing pursuant to the terms of this Agreement may be given by telecopy.

                  Section XI.7. Separability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

                  Section XI.8. Persons Benefitting. This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Company, and their respective successors, assigns, beneficiaries, executors and administrators. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company and the Purchaser (and such successors, assigns, beneficiaries, executors and administrators), any right, remedy or claim under or by reason of this Agreement or any part hereof. This Agreement may not be assigned without the written consent of the parties hereto, and any purported assignment made in violation of this provision shall be null and void. The provisions of the previous sentence notwithstanding, the Purchaser may assign its rights and obligations under this Agreement to any of its wholly owned Subsidiaries without the consent of any other party to this Agreement.

     Section XI.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

     Section XI.10. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date first above written.

                                           MIRAVANT MEDICAL TECHNOLOGIES


                                            By:________________________________
                                               Name:
                                               Title:


                                            PHARMACIA & UPJOHN, INC.


                                            By:________________________________
                                               Name:
                                               Title:


                                            PHARMACIA & UPJOHN, S.p.A.


                                            By:________________________________
                                               Name:
                                               Title: